As filed with the Securities and Exchange Commission on March 2, 2018

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our product as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending December 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. Economic measures improved in 2017 with gross domestic product growth rising to annualized rates of over 3% in both the second and third quarters. This growth occurred amidst declining unemployment which fell to just over 4%, its lowest level in more than fifteen years, as more than 2 million jobs were added to the economy. Retail sales and consumer spending also improved and in aggregate, the year finished with a continued upward trend in the broader economy.

The U.S. Federal Reserve, (“Fed”) raised short term rates three times throughout the year, taking the Fed Funds Rate to a target range of 1.25%—1.50%. However, the 10-year Treasury yield actually declined slightly, finishing 2017 at 2.41%. As a result, the 2-year to 10-year Treasury yield spread finished the year at just 0.52%, its narrowest margin in more than ten years.

Equity markets entered 2017 with positive momentum as optimism regarding new economic legislation and deregulation fueled a rise in stocks and higher yields for bonds through the first three months of the year. When it appeared evident that the new administration’s economic agenda was having difficulty in Congress, Treasury yields fell and stocks wavered during April 2017 and May 2017, though they remained above beginning of the year levels.

Following some volatility in the summer months, stocks performed well throughout the second half of the year as corporate earnings displayed their strongest improvement in more than five years, with S&P 500® companies achieving double-digit growth rates in 2017. This strong earnings growth was also accompanied by declining credit spreads, as seen in high yield bonds, which experienced their tightest comparisons to Treasury yields in more than three years. In the month of December 2017, Congress passed the Tax Cuts and Jobs Act (i.e., tax reform) which includes lower personal and corporate tax rates as well as a reduced rate on repatriated corporate cash currently held overseas. This legislation, most of the provisions of which became effective on January 1, 2018, was well received by the market as stocks moved higher and credit spreads tightened to close out the year. By year end, markets had risen toward all-time highs in the Dow, S&P 500® and NASDAQ.

For the 12-month period ending December 31, 2017, the S&P 500® returned 21.83% while the MSCI EAFE Index, representing international developed market equities, gained 25.62%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. The performance data presented represents past performance, future results may vary. You cannot invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s (“Fed”) decision to increase the Fed funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17, 2017.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped, with the Chicago Board Options Exchange Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.10%, the lowest level since 2000. Third quarter gross domestic product (“GDP”) surged to 4.12% year over year, and real GDP rose 2.29% year over year, which boosted investor confidence.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Stock Index, Class R4 returned 21.48%. By comparison, its benchmark, the S&P 500®, returned 21.83%.

STRATEGY REVIEW

The Fund seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Index (“the Index”). The Fund invests in securities through an underlying master portfolio.

The underlying master portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

From a sector perspective, the strongest returns in the S&P 500® Index came from the information technology (+38.83%) sector. Increases were seen across most sectors, including strong returns in the materials (+23.84%) and consumer discretionary (+22.98%) sectors. By comparison, the telecommunication services (-1.25%) and energy (-1.01%) sectors experienced negative returns for the reporting period.

Alan Mason

Greg Savage, CFA

Rachel Aguirre

Creighton Jue, CFA

Jennifer Hsui, CFA

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class		Inception Date
Class R (NAV)	N/A	N/A	14.93	%(A)	04/21/2017
Class R4 (NAV)	21.48%	15.46%	8.23%		09/11/2000
S&P 500® (B)	21.83%	15.79%	8.50%

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds . If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$1,110.40	$3.14	$1,022.20	$3.01	0.59%
Class R4	1,000.00	1,112.80	1.60	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investment in Master Portfolio, at value	$774,992,195
Receivables and other assets:
Shares of beneficial interest sold	10,455
Due from Master Portfolio	15,566,575

Total assets	790,569,225

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	15,577,030
Investment management fees	23,191
Distribution and service fees	229,042
Transfer agent fees	7,153
Trustees, CCO and deferred compensation fees	798
Audit and tax fees	9,315
Custody fees	2,039
Legal fees	6,894
Printing and shareholder reports fees	13,417
Registration fees	8,646
Other	6,959

Total liabilities	15,884,484

Net assets	$774,684,741

Net assets consist of:
Paid-in capital	$217,256,653
Net unrealized appreciation (depreciation) allocated from Master Portfolio	557,428,088

Net assets	$774,684,741

Net assets by class:
Class R	$262,046,597
Class R4	512,638,144

Shares outstanding:
Class R	23,290,102
Class R4	45,533,028

Net asset value per share:
Class R	$11.25
Class R4	11.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2017 (A)

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$14,340,609
Interest income	98,329
Net income (loss) from securities lending	24,355
Withholding taxes on foreign income	(58,234)
Expenses (net of waiver and/or reimbursement)	(283,318)

Total investment income (loss)	14,121,741

Expenses:
Investment advisory fees	171,971
Investment management fees	167,612
Distribution and service fees:
Class R	983,613
Class R4	1,334,891
Transfer agent fees
Class R	6,127
Class R4	27,149
Trustees, CCO and deferred compensation fees	14,748
Audit and tax fees	29,689
Custody fees	12,981
Legal fees	43,976
Printing and shareholder reports fees	20,718
Registration fees	99,678
Other	25,050

Total expenses before waiver and/or reimbursement and recapture	2,938,203

Expenses waived and/or reimbursed:
Class R	(49,774)
Class R4	(607,466)
Recapture of previously waived and/or reimbursed fees:
Class R	49,774
Class R4	183,376

Net expenses	2,514,113

Net investment income (loss)	11,607,628

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	14,001,967
Net change in unrealized appreciation (depreciation)	117,877,019

Net realized and change in unrealized gain (loss)	131,878,986

Net increase (decrease) in net assets resulting from operations	$143,486,614

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended: (A) (B)

	December 31, 2017	December 31, 2016
From operations allocated from Master Portfolio:
Net investment income (loss)	$11,607,628	$11,698,030
Net realized gain (loss)	14,001,967	17,326,076
Net change in unrealized appreciation (depreciation)	117,877,019	36,351,091

Net increase (decrease) in net assets resulting from operations	143,486,614	65,375,197

Dividends and/or distributions to shareholders:
Net investment income:
Class R	(3,648,044)	—
Class R4	(11,146,564)	(12,705,081)

Total dividends and/or distributions from net investment income	(14,794,608)	(12,705,081)

Net realized gains:
Class R	(2,298,712)	—
Class R4	(7,107,648)	—

Total dividends and/or distributions from net realized gains	(9,406,360)	—

Total dividends and/or distributions to shareholders	(24,200,968)	(12,705,081)

Capital share transactions:
Proceeds from shares sold:
Class R	9,192,735	—
Class R4	44,536,011	70,852,319

	53,728,746	70,852,319

Issued from fund acquisition:
Class R	283,331,550	—

	283,331,550	—

Dividends and/or distributions reinvested:
Class R	5,946,756	—
Class R4	17,941,034	12,705,081

	23,887,790	12,705,081

Cost of shares redeemed:
Class R	(69,867,254)	—
Class R4	(196,770,720)	(282,419,446)

	(266,637,974)	(282,419,446)

Net increase (decrease) in net assets resulting from capital share transactions	94,310,112	(198,862,046)

Net increase (decrease) in net assets	213,595,758	(146,191,930)

Net assets:
Beginning of year	561,088,983	707,280,913

End of year	$774,684,741	$561,088,983

Capital share transactions - shares:
Shares issued:
Class R	847,775	—
Class R4	4,279,576	8,131,165

	5,127,351	8,131,165

Shares issued on fund acquisition:
Class R	28,333,155	—

	28,333,155	—

Shares reinvested:
Class R	537,040	—
Class R4	1,680,712	1,400,079

	2,217,752	1,400,079

Shares redeemed:
Class R	(6,427,868)	—
Class R4	(18,929,834)	(31,712,614)

	(25,357,702)	(31,712,614)

Net increase (decrease) in shares outstanding:
Class R	23,290,102	—
Class R4	(12,969,546)	(22,181,370)

	10,320,556	(22,181,370)

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Class R
	December 31, 2017 (A)
Net asset value, beginning of period	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.10
Net realized and unrealized gain (loss)	1.38

Total investment operations	1.48

Dividends and/or distributions to shareholders
Net investment income	(0.14)
Net realized gains	(0.09)

Total dividends and/or distributions to shareholders	(0.23)

Net asset value, end of period	$11.25

Total return (D)	14.93	%(E)

Ratio and supplemental data:
Net assets end of period (000’s)	$262,047
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.61	%(F)
Including waiver and/or reimbursement and recapture (G)	0.60	%(F)
Net investment income (loss) to average net assets (B)	1.37	%(F)
Portfolio turnover rate of Master Portfolio	11%

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement or waiver of fees at the underlying Master Portfolio level.

For a share outstanding during the years indicated:

	Class R4 (A) (B)
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.58	$8.75		$8.81	$7.91	$6.10

Investment operations: (C)
Net investment income (loss) (D)	0.20	0.17(E	)	0.15	0.14	0.13
Net realized and unrealized gain (loss)	1.85	0.85		(0.06)	0.91	1.81

Total investment operations	2.05	1.02		0.09	1.05	1.94

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.19)		(0.15)	(0.15)	(0.13)
Net realized gains	(0.14)	—		—	—	—

Total dividends and/or distributions to shareholders	(0.37)	(0.19)		(0.15)	(0.15)	(0.13)

Net asset value, end of year	$11.26	$9.58		$8.75	$8.81	$7.91

Total return (F)	21.48%	11.66%		1.08%	13.33%	32.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$512,638	$561,089		$707,281	$888,044	$1,011,521
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.38%	0.42%		0.42%	0.38%	0.38%
Including waiver and/or reimbursement and recapture (G)	0.30%	0.29	%(E)(H)	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (C)	1.67%	1.86	%(E)	1.73%	1.72%	1.80%
Portfolio turnover rate of Master Portfolio	11%	4%		2%	3%	2%

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(F)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(G)	Includes allocated portion of reimbursement and/or waivers of fees at the underlying Master Portfolio level.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The Fund’s Board of Trustees (the “Board”) approved the reorganization of certain series of Transamerica Partners Funds Group and Transamerica Partners Institutional Funds Group into a new Fund within the Trust. Target fund investors approved the reorganization and received newly-issued Class R or Class R4 shares of the new Fund, as applicable. In the reorganization, the Transamerica Partners Institutional Stock Index Fund, a target fund, was the accounting and performance survivor of the reorganization. Additionally, effective March 9, 2017, the fiscal year end of the Fund changed from October 31 to December 31. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, included within the Statement of Assets and Liabilities, reflects the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses attributable to the Fund are charged to the Fund.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Fund has not utilized the program.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Fund.

As of December 31, 2017, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 5.71%.

Investment management fees: The Fund is allocated investment advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily on Average Net Assets (“ANA”) and payable monthly at an annual rate set forth in the Master Portfolio’s Notes to Financial Statements, which accompany this report. The investment advisory fees allocated from the Master Portfolio is included within the Statements of Operations within Net investment income (loss) allocated from Master Portfolio, in Expenses (net of waiver and/or reimbursement). Additionally, TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily ANA at the following rates:

Class	Rate
Class R	0.03%
Class R4	0.03%

Prior to the closing of the Transamerica Partners reorganizations, TAM provided both advisory and administrative services to Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index (“Target Funds”) pursuant to investment advisory agreements. For TAM’s services, the Target Funds paid TAM an annual rate of 0.40% and 0.10%, respectively, of the Fund’s

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

daily ANA, which was reduced by the advisory fee charged by the Master Portfolio of 0.05%. The investment advisory fees for Transamerica Partners Institutional Stock Index are included within the Statement of Operations in Investment advisory fees. Please reference the Reorganization section of the Notes to Financial Statements for more information.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANA including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective reorganization date April 21, 2017
Class R (A)	0.65%	May 1, 2018
Class R4	0.30%	May 1, 2018
Prior to reorganization date April 21, 2017
Target Fund (accounting and performance survivor)	0.30%

(A)	Class commenced operations on April 21, 2017.

Effective April 21, 2017, TAM is entitled to recapture expenses paid by the Fund for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2017, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations. Prior to April 21, 2017, fee waivers and/or reimbursements were not subject to recapture by TAM.

As of December 31, 2017, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available from Fiscal Years
Class	2017	Total
Class R4	$216,119	$216,119

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Class R (A)	0.50%
Class R4 (A)	0.25%

(A)	Prior to the Transamerica Partners reorganization date, the Target Funds had a 0.25% distribution fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Administrative service and transfer agent fees: The Fund pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2017, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 27,180	$ 3,347

Prior to the closing of the Transamerica Partners reorganizations, TFS provided transfer agency services to the Target Funds and the Target Funds did not pay a separate transfer agency fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

5. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Fund had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Fund has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Class R	1	99.61%	99.61%
Class R4	1	97.30%	97.30%

As of December 31, 2017, the investment manager and/or other affiliated investment accounts held balances, in aggregate, totaling $760,032,705, representing 98.11% of the Fund’s total net assets.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations, distributions in excess of current earnings, partnership basis adjustments and merger capital loss carryforward. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 1,244,947	$ 3,186,980	$ (4,431,927)

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 384,817,753	$ 390,174,442	$ —	$ 390,174,442

As of December 31, 2017, the Fund had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $4,300,709.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,302,764	$ 10,898,204	$ —	$ 12,705,081	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ —	$ 167,253,646	$ 390,174,442

7. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

8. REORGANIZATION

Following the close of business on April 21, 2017 (the “Reorganization Date”), the Target Funds reorganized into Transamerica Stock Index, a newly organized series within the Trust (“Destination Fund”). The reorganizations were as follows:

Target Fund	Destination Fund/Share Class
Transamerica Stock Index
Transamerica Partners Stock Index	Class R
Transamerica Partners Institutional Stock Index (A)	Class R4

(A)	Accounting and performance survivor of the reorganizations. For financial reporting purposes, the accounting and performance survivor’s financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to Agreements and Plans of Reorganization, each Target Fund transferred all of its property and assets to the Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In exchange, the Destination Fund assumed all of the liabilities of each Target Fund and issued shares to each Target Fund. The reorganizations were

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. REORGANIZATION (continued)

tax-free for Federal income tax purposes. For financial statement purposes, assets received and shares issued of the Destination Fund was recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Fund, were as follows (shares of those Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Fund	Fund Shares	Destination Fund - Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Stock Index	15,527,225	Transamerica Stock Index – Class R	28,333,155	$283,331,550	0.82
Transamerica Partners Institutional Stock Index (B)	55,759,431	Transamerica Stock Index – Class R4	55,759,431	557,592,549	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on Reorganization Date.
(B)	Accounting and performance survivor.

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Fund. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Stock Index	$241,632,573	$283,331,550	Transamerica Stock Index	$—	$840,924,099
Transamerica Partners Institutional Stock Index (A)	560,650,512	557,592,549

(A)	Accounting and performance survivor.

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivor, the pro forma results of operations for the period ended December 31, 2017 would have been as follows:

Destination Fund	Reporting Period Beginning Date	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Transamerica Stock Index	January 1, 2017	$13,065,764	$(20,181,288)	$(7,115,524)

Because the combined investment funds have been managed as a single integrated fund since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Destination Fund’s Statement of Operations.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. The amounts applicable to the Fund, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds) (the “Trust”), as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Stock Index, one of the portfolios constituting Transamerica Funds, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Funds	Annual Report 2017

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made a long-term capital gain designation of $10,898,204 for the year ended December 31, 2017.

For dividends paid during the year ended December 31, 2017, the Fund designated $13,302,764 of qualified dividend income.

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deduction is 100%.

Transamerica Funds	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

Each of the funds is supervised by the Board. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2017

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); TPP, TPFG and TPFG II (2012- 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	132	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	132	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	132	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2017

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TF (2002 – present);

Board Member, TIS (2002 – 2015);

Board Member TPP, TPFG, TPFG II (2007- 2018);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); TPP, TPFG and TPFG II (2009-2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	132	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	132	N/A

Transamerica Funds	Annual Report 2017

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr. (continued)			Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	132	N/A
John E. Pelletier (53)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017-2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007);

General Counsel (1997 – 2004).

				132	N/A

Transamerica Funds	Annual Report 2017

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG and TPFG II (1993- 2018); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	132	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (65)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	132	Operation PAR,
Inc. (non-profit
organization)
(2008 –
present);

Remember
Honor Support,
Inc. (non-profit
organization)
(2013-present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 –
present);
Boley PAR, Inc.
(non-profit
organization)
(2016 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2017

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;

Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present); TPP, TPFG and TPFG II (2007 – 2018);

Vice President and Chief Investment Officer (2007 – 2010), Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Transamerica Funds	Annual Report 2017

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President, Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010).

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TIS (2014 – 2015); TPP, TPFG and TPFG II (2014 – 2018);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – Present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Transamerica Funds	Annual Report 2017

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present); TPP, TPFG, TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2017

Appendix A

Master Investment Portfolio —

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information as of December 31, 2017	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	4%
Microsoft Corp.	3
Amazon.com, Inc.	2
Facebook, Inc.	2
Berkshire Hathaway, Inc.	2
Johnson & Johnson	2
JPMorgan Chase & Co.	2
Exxon Mobil Corp.	2
Alphabet, Inc., Class C	1
Alphabet, Inc., Class A	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Financials	14
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	8
Energy	6
Materials	3
Utilities	3
Real Estate	3
Telecommunication Services	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MASTER PORTFOLIO INFORMATION	1

Schedule of Investments	S&P 500 Index Master Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Aerospace & Defense — 2.5%
Arconic, Inc.	260,512	$7,098,952
Boeing Co.	335,324	98,890,401
General Dynamics Corp.	165,842	33,740,555
L3 Technologies, Inc.	45,950	9,091,208
Lockheed Martin Corp.	149,235	47,911,897
Northrop Grumman Corp.	103,698	31,825,953
Raytheon Co.	173,310	32,556,283
Rockwell Collins, Inc.	98,121	13,307,170
Textron, Inc.	154,558	8,746,437
TransDigm Group, Inc.	28,666	7,872,257
United Technologies Corp.	444,550	56,711,243

		347,752,356
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	82,640	7,362,398
Expeditors International of Washington, Inc.	109,898	7,109,302
FedEx Corp.	147,215	36,736,031
United Parcel Service, Inc., Class B	411,156	48,989,237

		100,196,968
Airlines — 0.5%
Alaska Air Group, Inc.	71,558	5,260,228
American Airlines Group, Inc.	261,647	13,613,493
Delta Air Lines, Inc.	390,764	21,882,784
Southwest Airlines Co.	323,477	21,171,570
United Continental Holdings, Inc.(a)	151,097	10,183,938

		72,112,013
Auto Components — 0.3%
Aptiv PLC	160,226	13,591,972
BorgWarner, Inc.	117,358	5,995,820
Goodyear Tire & Rubber Co.	146,534	4,734,514
Johnson Controls International PLC	558,604	21,288,398

		45,610,704
Automobiles — 0.5%
Ford Motor Co.	2,347,191	29,316,416
General Motors Co.	768,589	31,504,463
Harley-Davidson, Inc.	100,929	5,135,267

		65,956,146
Banks — 6.5%
Bank of America Corp.	5,801,130	171,249,328
BB&T Corp.	473,424	23,538,641
Citigroup, Inc.	1,583,223	117,807,623
Citizens Financial Group, Inc.	296,166	12,433,049
Comerica, Inc.	107,698	9,349,263
Fifth Third Bancorp	431,681	13,097,202
Huntington Bancshares, Inc.	665,283	9,686,521
JPMorgan Chase & Co.	2,071,274	221,502,042
KeyCorp.	641,312	12,935,263
M&T Bank Corp.	91,371	15,623,527
PNC Financial Services Group, Inc.(e)	285,955	41,260,447
Regions Financial Corp.	702,941	12,146,821
SunTrust Banks, Inc.	281,555	18,185,637
U.S. Bancorp	936,412	50,172,955
Wells Fargo & Co.	2,650,601	160,811,963
Zions Bancorporation	118,421	6,019,339

		895,819,621
Beverages — 2.0%
Brown-Forman Corp., Class B	113,356	7,784,156
Coca-Cola Co.	2,297,865	105,426,046
Constellation Brands, Inc., Class A	102,679	23,469,339
Dr. Pepper Snapple Group, Inc.	106,715	10,357,758

Security	Shares	Value
Beverages (continued)
Molson Coors Brewing Co., Class B	108,560	$8,909,519
Monster Beverage Corp.(a)	249,172	15,770,096
PepsiCo, Inc.	850,628	102,007,310

		273,724,224
Biotechnology — 2.8%
AbbVie, Inc.	957,189	92,569,748
Alexion Pharmaceuticals, Inc.(a)	133,393	15,952,469
Amgen, Inc.	435,208	75,682,671
Biogen, Inc.(a)	126,097	40,170,721
Celgene Corp.(a)	472,924	49,354,349
Gilead Sciences, Inc.	779,054	55,811,429
Incyte Corp.(a)	102,748	9,731,263
Regeneron Pharmaceuticals, Inc.(a)	45,981	17,287,017
Vertex Pharmaceuticals, Inc.(a)	150,555	22,562,172

		379,121,839
Building Products — 0.2%
Allegion PLC	55,592	4,422,900
AO Smith Corp.	86,280	5,287,238
Fortune Brands Home & Security, Inc.	95,901	6,563,464
Masco Corp.	185,105	8,133,514

		24,407,116
Capital Markets — 2.5%
Affiliated Managers Group, Inc.	32,950	6,762,987
Ameriprise Financial, Inc.	90,303	15,303,649
Bank of New York Mellon Corp.	617,273	33,246,324
BlackRock, Inc.(e)	73,422	37,717,616
Charles Schwab Corp.	712,918	36,622,598
CME Group, Inc.	202,433	29,565,340
E*Trade Financial Corp.(a)	169,204	8,387,442
Franklin Resources, Inc.	192,659	8,347,914
Goldman Sachs Group, Inc.	210,329	53,583,416
Invesco Ltd.	247,235	9,033,967
Morgan Stanley	836,517	43,892,047
Northern Trust Corp.	130,571	13,042,737
Raymond James Financial, Inc.	74,775	6,677,408
State Street Corp.	223,583	21,823,937
T. Rowe Price Group, Inc.	144,329	15,144,442

		339,151,824
Chemicals — 2.2%
Air Products & Chemicals, Inc.	130,691	21,443,779
Albemarle Corp.	65,091	8,324,488
CF Industries Holdings, Inc.	138,621	5,896,937
DowDuPont, Inc.	1,404,844	100,052,990
Eastman Chemical Co.	85,259	7,898,394
Ecolab, Inc.	155,633	20,882,836
FMC Corp.	79,496	7,525,091
International Flavors & Fragrances, Inc.	47,931	7,314,750
LyondellBasell Industries NV, Class A	193,623	21,360,489
Monsanto Co.	262,015	30,598,112
Mosaic Co.	207,653	5,328,376
PPG Industries, Inc.	154,310	18,026,494
Praxair, Inc.	171,093	26,464,665
Sherwin-Williams Co.	49,185	20,167,818

		301,285,219
Commercial Services & Supplies — 0.3%
Cintas Corp.	50,781	7,913,203
Iron Mountain, Inc.	154,662	5,835,397
Republic Services, Inc.	136,001	9,195,028
Stericycle, Inc.(a)(b)	49,455	3,362,445
Waste Management, Inc.	237,269	20,476,315

		46,782,388

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Communications Equipment — 1.0%
Cisco Systems, Inc.	2,959,312	$113,341,650
F5 Networks, Inc.(a)	37,904	4,973,763
Harris Corp.	70,710	10,016,071
Juniper Networks, Inc.	223,770	6,377,445
Motorola Solutions, Inc.	99,241	8,965,432

		143,674,361
Construction & Engineering — 0.1%
Fluor Corp.	82,221	4,246,715
Jacobs Engineering Group, Inc.	70,035	4,619,508
Quanta Services, Inc.(a)	88,806	3,473,203

		12,339,426
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	37,045	8,188,427
Vulcan Materials Co.	81,053	10,404,773

		18,593,200
Consumer Finance — 0.8%
American Express Co.	429,604	42,663,973
Capital One Financial Corp.	289,609	28,839,264
Discover Financial Services	217,445	16,725,870
Navient Corp.	168,799	2,248,403
Synchrony Financial	449,671	17,361,797

		107,839,307
Containers & Packaging — 0.3%
Avery Dennison Corp.	54,591	6,270,322
Ball Corp.	205,558	7,780,370
Packaging Corp. of America	55,189	6,653,034
Sealed Air Corp.	112,730	5,557,589
WestRock Co.	148,512	9,387,444

		35,648,759
Distributors — 0.1%
Genuine Parts Co.	85,536	8,126,776
LKQ Corp.(a)	180,654	7,347,198

		15,473,974
Diversified Consumer Services — 0.0%
H&R Block, Inc.	122,375	3,208,672

Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B(a)	1,151,061	228,163,312
Cboe Global Markets, Inc.	68,698	8,559,084
Intercontinental Exchange, Inc.	351,995	24,836,767
Leucadia National Corp.	188,762	5,000,305
Moody’s Corp.	100,168	14,785,799
Nasdaq, Inc.	72,363	5,559,649
S&P Global, Inc.	153,345	25,976,643

		312,881,559
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	3,679,146	143,045,158
CenturyLink, Inc.	568,527	9,483,030
SBA Communications Corp.(a)	70,903	11,582,714
Verizon Communications, Inc.	2,443,653	129,342,553

		293,453,455
Electric Utilities — 1.6%
American Electric Power Co., Inc.	293,238	21,573,520
Duke Energy Corp.	416,768	35,054,356
Edison International	195,588	12,368,985
Entergy Corp.	105,205	8,562,635
Eversource Energy	192,421	12,157,159
Exelon Corp.	573,983	22,620,670
FirstEnergy Corp.	262,946	8,051,407
NextEra Energy, Inc.	282,340	44,098,685
Pinnacle West Capital Corp.	66,548	5,668,559

Security	Shares	Value
Electric Utilities (continued)
PPL Corp.	409,277	$12,667,123
Southern Co.	596,804	28,700,304
Xcel Energy, Inc.	305,285	14,687,261

		226,210,664
Electrical Equipment — 0.6%
Acuity Brands, Inc.	24,532	4,317,632
AMETEK, Inc.	135,148	9,794,176
Eaton Corp. PLC	266,828	21,082,080
Emerson Electric Co.	384,767	26,814,412
Rockwell Automation, Inc.	77,486	15,214,376

		77,222,676
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	182,393	16,014,105
Corning, Inc.	527,323	16,869,063
FLIR Systems, Inc.	81,968	3,821,348
TE Connectivity Ltd.	212,321	20,178,988

		56,883,504
Energy Equipment & Services — 0.8%
Baker Hughes a GE Co.	250,848	7,936,831
Halliburton Co.	519,281	25,377,262
Helmerich & Payne, Inc.	63,592	4,110,587
National Oilwell Varco, Inc.(b)	231,780	8,348,716
Schlumberger Ltd.	830,317	55,955,063
TechnipFMC PLC	257,556	8,064,078

		109,792,537
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	262,422	48,841,983
CVS Health Corp.	607,396	44,036,210
Kroger Co.	541,698	14,869,610
Sysco Corp.	290,781	17,659,130
Wal-Mart Stores, Inc.	873,810	86,288,738
Walgreens Boots Alliance, Inc.	518,207	37,632,192

		249,327,863
Food Products — 1.2%
Archer-Daniels-Midland Co.	337,888	13,542,551
Campbell Soup Co.	112,425	5,408,767
Conagra Brands, Inc.	253,496	9,549,194
General Mills, Inc.	346,360	20,535,684
Hershey Co.	85,736	9,731,893
Hormel Foods Corp.	154,840	5,634,628
J.M. Smucker Co.	67,617	8,400,736
Kellogg Co.	150,460	10,228,271
Kraft Heinz Co.	356,343	27,709,232
McCormick & Co., Inc.	72,889	7,428,118
Mondelez International, Inc., Class A	900,709	38,550,345
Tyson Foods, Inc., Class A	174,479	14,145,013

		170,864,432
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	1,052,155	60,046,486
Align Technology, Inc.(a)	44,042	9,785,692
Baxter International, Inc.	298,514	19,295,945
Becton Dickinson & Co.	157,855	33,790,339
Boston Scientific Corp.(a)	820,488	20,339,897
Cooper Cos., Inc.	29,002	6,318,956
Danaher Corp.	365,209	33,898,699
Dentsply Sirona, Inc.	139,448	9,179,862
Edwards Lifesciences Corp.(a)	126,584	14,267,283
Hologic, Inc.(a)	163,915	7,007,366
IDEXX Laboratories, Inc.(a)	51,887	8,114,089
Intuitive Surgical, Inc.(a)	66,627	24,314,857
Medtronic PLC	809,310	65,351,782

SCHEDULE OF INVESTMENTS	3

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
ResMed, Inc.	83,059	$7,034,267
Stryker Corp.	191,733	29,687,938
Varian Medical Systems, Inc.(a)(b)	54,702	6,080,127
Zimmer Biomet Holdings, Inc.	121,489	14,660,078

		369,173,663
Health Care Providers & Services — 2.8%
Aetna, Inc.	194,042	35,003,236
AmerisourceBergen Corp.	94,642	8,690,028
Anthem, Inc.	153,330	34,500,783
Cardinal Health, Inc.	190,937	11,698,710
Centene Corp.(a)	104,692	10,561,329
Cigna Corp.	147,841	30,025,029
DaVita, Inc.(a)	90,527	6,540,576
Envision Healthcare Corp.(a)	69,123	2,388,891
Express Scripts Holding Co.(a)(b)	339,740	25,358,194
HCA Healthcare, Inc.(a)	170,084	14,940,179
Henry Schein, Inc.(a)(b)	96,243	6,725,461
Humana, Inc.	86,348	21,420,348
Laboratory Corp. of America Holdings(a)	59,775	9,534,710
McKesson Corp.	125,780	19,615,391
Patterson Cos., Inc.	47,484	1,715,597
Quest Diagnostics, Inc.	83,197	8,194,072
UnitedHealth Group, Inc.	580,186	127,907,806
Universal Health Services, Inc., Class B	52,271	5,924,918

		380,745,258
Health Care Technology — 0.1%
Cerner Corp.(a)	189,247	12,753,355

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	244,594	16,233,704
Chipotle Mexican Grill, Inc.(a)(b)	14,640	4,231,399
Darden Restaurants, Inc.	74,092	7,114,314
Hilton Worldwide Holdings, Inc.	118,875	9,493,357
Marriott International, Inc., Class A	183,063	24,847,141
McDonald’s Corp.	476,565	82,026,368
MGM Resorts International	313,732	10,475,511
Norwegian Cruise Line Holdings Ltd.(a)	106,192	5,654,724
Royal Caribbean Cruises Ltd.	103,840	12,386,035
Starbucks Corp.	855,400	49,125,622
Wyndham Worldwide Corp.	60,914	7,058,105
Wynn Resorts Ltd.	48,976	8,256,864
Yum! Brands, Inc.	200,837	16,390,308

		253,293,452
Household Durables — 0.4%
D.R. Horton, Inc.	199,014	10,163,645
Garmin Ltd.	67,037	3,993,394
Leggett & Platt, Inc.	77,738	3,710,435
Lennar Corp., Class A	128,661	8,136,522
Mohawk Industries, Inc.(a)	38,505	10,623,529
Newell Brands, Inc.	287,952	8,897,717
PulteGroup, Inc.	164,364	5,465,103
Whirlpool Corp.	43,002	7,251,857

		58,242,202
Household Products — 1.6%
Church & Dwight Co., Inc.	147,531	7,401,630
Clorox Co.	78,371	11,656,903
Colgate-Palmolive Co.	525,800	39,671,610
Kimberly-Clark Corp.	211,402	25,507,765
Procter & Gamble Co.	1,525,557	140,168,177

		224,406,085

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	388,222	$4,204,444
NRG Energy, Inc.	174,951	4,982,605

		9,187,049
Industrial Conglomerates — 1.9%
3M Co.	355,843	83,754,767
General Electric Co.	5,212,505	90,958,195
Honeywell International, Inc.	454,381	69,683,870
Roper Technologies, Inc.	61,255	15,865,045

		260,261,877
Insurance — 2.6%
Aflac, Inc.	237,912	20,883,915
Allstate Corp.	215,113	22,524,482
American International Group, Inc.	541,905	32,286,700
Aon PLC	151,050	20,240,700
Arthur J Gallagher & Co.	105,008	6,644,906
Assurant, Inc.	31,301	3,156,393
Brighthouse Financial, Inc.(a)	57,410	3,366,522
Chubb Ltd.	276,976	40,474,503
Cincinnati Financial Corp.	87,398	6,552,228
Everest Re Group Ltd.	23,935	5,295,858
Hartford Financial Services Group, Inc.	211,554	11,906,259
Lincoln National Corp.	130,619	10,040,683
Loews Corp.	163,488	8,179,305
Marsh & McLennan Cos., Inc.	306,410	24,938,710
MetLife, Inc.	629,624	31,833,789
Principal Financial Group, Inc.	161,991	11,430,085
Progressive Corp.	348,400	19,621,888
Prudential Financial, Inc.	255,866	29,419,473
Torchmark Corp.	64,505	5,851,249
Travelers Cos., Inc.	164,993	22,379,651
Unum Group	134,379	7,376,063
Willis Towers Watson PLC	80,432	12,120,298
XL Group Ltd.	153,302	5,390,098

		361,913,758
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc.(a)	239,590	280,193,317
Expedia, Inc.	71,880	8,609,068
Netflix, Inc.(a)	259,983	49,906,337
Priceline Group, Inc.(a)	29,283	50,886,240
TripAdvisor, Inc.(a)(b)	62,850	2,165,811

		391,760,773
Internet Software & Services — 4.8%
Akamai Technologies, Inc.(a)	102,106	6,640,974
Alphabet, Inc., Class A(a)	178,384	187,909,706
Alphabet, Inc., Class C(a)	180,568	188,946,355
eBay, Inc.(a)	583,179	22,009,176
Facebook, Inc., Class A(a)	1,428,473	252,068,346
VeriSign, Inc.(a)(b)	51,526	5,896,635

		663,471,192
IT Services — 4.0%
Accenture PLC, Class A	368,410	56,399,887
Alliance Data Systems Corp.	28,163	7,138,757
Automatic Data Processing, Inc.	265,520	31,116,289
Cognizant Technology Solutions Corp., Class A	353,188	25,083,412
CSRA, Inc.	93,680	2,802,906
DXC Technology Co.	171,590	16,283,891
Fidelity National Information Services, Inc.	198,490	18,675,924
Fiserv, Inc.(a)	126,989	16,652,068
Gartner, Inc.(a)	52,808	6,503,305
Global Payments, Inc.	92,693	9,291,546
International Business Machines Corp.	517,508	79,396,077

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
IT Services (continued)
Mastercard, Inc., Class A	556,301	$84,201,719
Paychex, Inc.	193,665	13,184,713
PayPal Holdings, Inc.(a)	674,190	49,633,868
Total System Services, Inc.	99,065	7,835,051
Visa, Inc., Class A	1,086,599	123,894,018
Western Union Co.	278,703	5,298,144

		553,391,575
Leisure Products — 0.1%
Hasbro, Inc.	66,185	6,015,555
Mattel, Inc.	198,376	3,051,023

		9,066,578
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	194,103	12,999,078
Illumina, Inc.(a)	87,593	19,138,194
IQVIA Holdings, Inc.(a)	88,064	8,621,466
Mettler-Toledo International, Inc.(a)	15,258	9,452,636
PerkinElmer, Inc.	65,522	4,790,969
Thermo Fisher Scientific, Inc.	238,707	45,325,685
Waters Corp.(a)	46,791	9,039,553

		109,367,581
Machinery — 1.7%
Caterpillar, Inc.	358,211	56,446,890
Cummins, Inc.	94,628	16,715,090
Deere & Co.	191,087	29,907,026
Dover Corp.	92,089	9,300,068
Flowserve Corp.	76,248	3,212,328
Fortive Corp.	183,255	13,258,499
Illinois Tool Works, Inc.	185,270	30,912,300
Ingersoll-Rand PLC	149,367	13,322,043
PACCAR, Inc.	211,616	15,041,665
Parker-Hannifin Corp.	80,171	16,000,528
Pentair PLC	97,664	6,897,032
Snap-on, Inc.	34,277	5,974,481
Stanley Black & Decker, Inc.	92,286	15,660,011
Xylem, Inc.	109,951	7,498,658

		240,146,619
Media — 2.8%
CBS Corp., Class B	218,725	12,904,775
Charter Communications, Inc., Class A(a)	116,981	39,300,937
Comcast Corp., Class A	2,795,174	111,946,679
Discovery Communications, Inc., Class A(a)(b)	87,189	1,951,290
Discovery Communications, Inc., Class C(a)(b)	122,201	2,586,995
DISH Network Corp., Class A(a)	132,510	6,327,352
IHS Markit Ltd.(a)	219,526	9,911,599
Interpublic Group of Cos., Inc.	227,431	4,585,009
News Corp., Class A	236,359	3,831,379
News Corp., Class B	53,983	896,118
Omnicom Group, Inc.	136,243	9,922,578
Scripps Networks Interactive, Inc., Class A	56,495	4,823,543
Time Warner, Inc.	468,479	42,851,774
Twenty-First Century Fox, Inc., Class A	618,607	21,360,500
Twenty-First Century Fox, Inc., Class B	272,149	9,285,724
Viacom, Inc., Class B	205,754	6,339,281
Walt Disney Co.	907,458	97,560,809

		386,386,342
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.(a)	810,698	15,370,834
Newmont Mining Corp.	321,516	12,063,280
Nucor Corp.	193,946	12,331,087

		39,765,201

Security	Shares	Value
Multi-Utilities — 1.1%
Alliant Energy Corp.	140,846	$6,001,448
Ameren Corp.	143,037	8,437,753
CenterPoint Energy, Inc.	251,857	7,142,665
CMS Energy Corp.	166,727	7,886,187
Consolidated Edison, Inc.	186,554	15,847,762
Dominion Energy, Inc.	382,318	30,990,697
DTE Energy Co.	108,746	11,903,337
NiSource, Inc.	225,931	5,799,649
PG&E Corp.	305,050	13,675,391
Public Service Enterprise Group, Inc.	304,849	15,699,723
SCANA Corp.	83,884	3,336,906
Sempra Energy	150,185	16,057,780
WEC Energy Group, Inc.	190,867	12,679,295

		155,458,593
Multiline Retail — 0.5%
Dollar General Corp.	156,751	14,579,411
Dollar Tree, Inc.(a)	143,247	15,371,836
Kohl’s Corp.	98,392	5,335,798
Macy’s, Inc.	176,133	4,436,790
Nordstrom, Inc.	68,407	3,241,124
Target Corp.	328,434	21,430,318

		64,395,277
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	326,799	17,529,498
Andeavor	87,756	10,034,021
Apache Corp.	230,928	9,749,780
Cabot Oil & Gas Corp.	275,949	7,892,141
Chesapeake Energy Corp.(a)	529,785	2,097,949
Chevron Corp.	1,140,851	142,823,137
Cimarex Energy Co.	58,370	7,121,724
Concho Resources, Inc.(a)	89,503	13,445,141
ConocoPhillips	717,499	39,383,520
Devon Energy Corp.	317,074	13,126,864
EOG Resources, Inc.	344,343	37,158,053
EQT Corp.	143,078	8,144,000
Exxon Mobil Corp.	2,543,439	212,733,154
Hess Corp.	157,721	7,487,016
Kinder Morgan, Inc.	1,146,971	20,725,766
Marathon Oil Corp.	503,091	8,517,331
Marathon Petroleum Corp.	295,497	19,496,892
Newfield Exploration Co.(a)	116,858	3,684,533
Noble Energy, Inc.	283,916	8,273,312
Occidental Petroleum Corp.	457,003	33,662,841
ONEOK, Inc.	229,064	12,243,471
Phillips 66	255,342	25,827,843
Pioneer Natural Resources Co.	102,059	17,640,898
Range Resources Corp.	131,419	2,242,008
Valero Energy Corp.	259,994	23,896,048
Williams Cos., Inc.	499,125	15,218,321

		720,155,262
Paper & Forest Products — 0.1%
International Paper Co.	248,986	14,426,249

Personal Products — 0.2%
Coty, Inc., Class A	274,000	5,449,860
Estee Lauder Cos., Inc., Class A	134,496	17,113,271

		22,563,131
Pharmaceuticals — 4.6%
Allergan PLC	199,691	32,665,454
Bristol-Myers Squibb Co.	978,909	59,987,543
Eli Lilly & Co.	577,503	48,775,903
Johnson & Johnson	1,609,067	224,818,841

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	1,644,280	$92,523,636
Mylan NV(a)	325,073	13,753,839
Perrigo Co. PLC	77,467	6,752,024
Pfizer, Inc.	3,560,256	128,952,436
Zoetis, Inc.	293,032	21,110,025

		629,339,701
Professional Services — 0.2%
Equifax, Inc.	73,274	8,640,470
Nielsen Holdings PLC	196,435	7,150,234
Robert Half International, Inc.	74,783	4,153,448
Verisk Analytics, Inc.(a)	94,221	9,045,216

		28,989,368
Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.	55,441	7,240,040
American Tower Corp.	255,858	36,503,261
Apartment Investment & Management Co., Class A(b)	91,141	3,983,773
AvalonBay Communities, Inc.	82,843	14,780,020
Boston Properties, Inc.	94,106	12,236,603
Crown Castle International Corp.	242,560	26,926,586
Digital Realty Trust, Inc.	122,417	13,943,296
Duke Realty Corp.(b)	208,164	5,664,142
Equinix, Inc.	46,469	21,060,680
Equity Residential	220,571	14,065,813
Essex Property Trust, Inc.	39,611	9,560,907
Extra Space Storage, Inc.(b)	77,234	6,754,113
Federal Realty Investment Trust	42,469	5,640,308
GGP, Inc.	366,286	8,567,430
HCP, Inc.	275,244	7,178,363
Host Hotels & Resorts, Inc.	434,468	8,624,190
Kimco Realty Corp.	249,356	4,525,811
Macerich Co.(b)	64,673	4,247,723
Mid-America Apartment Communities, Inc.	66,350	6,672,156
Prologis, Inc.	318,438	20,542,435
Public Storage	89,625	18,731,625
Realty Income Corp.(b)	180,701	10,303,571
Regency Centers Corp.	86,603	5,991,196
Simon Property Group, Inc.(b)	187,157	32,142,343
SL Green Realty Corp.	58,685	5,923,077
UDR, Inc.	164,285	6,328,258
Ventas, Inc.	214,309	12,860,683
Vornado Realty Trust	101,338	7,922,605
Welltower, Inc.	222,184	14,168,674
Weyerhaeuser Co.	456,560	16,098,306

		369,187,988
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	187,324	8,113,002

Road & Rail — 0.9%
CSX Corp.	536,320	29,502,963
JB Hunt Transport Services, Inc.	50,885	5,850,757
Kansas City Southern	62,228	6,547,630
Norfolk Southern Corp.	172,550	25,002,495
Union Pacific Corp.	470,886	63,145,813

		130,049,658
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices, Inc.(a)(b)	473,862	4,871,301
Analog Devices, Inc.	220,529	19,633,697
Applied Materials, Inc.	637,974	32,613,231
Broadcom Ltd.	242,729	62,357,080
Intel Corp.	2,807,904	129,612,803
KLA-Tencor Corp.	91,720	9,637,020
Lam Research Corp.	97,106	17,874,302
Microchip Technology, Inc.	143,598	12,619,392

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.(a)	692,968	$28,494,844
NVIDIA Corp.	362,984	70,237,404
Qorvo, Inc.(a)(b)	73,781	4,913,815
QUALCOMM, Inc.	885,265	56,674,665
Skyworks Solutions, Inc.	107,948	10,249,663
Texas Instruments, Inc.	591,789	61,806,443
Xilinx, Inc.	153,198	10,328,609

		531,924,269
Software — 5.2%
Activision Blizzard, Inc.	450,766	28,542,503
Adobe Systems, Inc.(a)	293,954	51,512,499
ANSYS, Inc.(a)	49,472	7,301,572
Autodesk, Inc.(a)	131,436	13,778,436
CA, Inc.	183,640	6,111,539
Cadence Design Systems, Inc.(a)	171,359	7,166,233
Citrix Systems, Inc.(a)	83,916	7,384,608
Electronic Arts, Inc.(a)	184,561	19,389,979
Intuit, Inc.	145,381	22,938,214
Microsoft Corp.	4,620,172	395,209,427
Oracle Corp.	1,826,490	86,356,447
Red Hat, Inc.(a)	105,055	12,617,106
salesforce.com, Inc.(a)	416,534	42,582,271
Symantec Corp.	368,502	10,340,166
Synopsys, Inc.(a)	87,886	7,491,403

		718,722,403
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	42,609	4,247,691
AutoZone, Inc.(a)	16,498	11,736,182
Best Buy Co., Inc.	153,631	10,519,114
CarMax, Inc.(a)	111,776	7,168,195
Foot Locker, Inc.	76,660	3,593,821
Gap, Inc.	129,253	4,402,357
Home Depot, Inc.	700,496	132,765,007
L Brands, Inc.	144,385	8,694,865
Lowe’s Cos., Inc.	499,053	46,381,986
O’Reilly Automotive, Inc.(a)(b)	51,367	12,355,818
Ross Stores, Inc.	228,340	18,324,285
Signet Jewelers Ltd.	35,334	1,998,138
Tiffany & Co.	59,106	6,144,069
TJX Cos., Inc.	381,033	29,133,783
Tractor Supply Co.	76,121	5,690,045
Ulta Salon Cosmetics & Fragrance, Inc.(a)	35,557	7,952,678

		311,108,034
Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	3,075,188	520,414,066
Hewlett Packard Enterprise Co.	953,223	13,688,283
HP, Inc.	997,927	20,966,446
NetApp, Inc.	165,118	9,134,328
Seagate Technology PLC	168,099	7,033,262
Western Digital Corp.	177,736	14,135,344
Xerox Corp.	127,600	3,719,540

		589,091,269
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.	211,689	4,426,417
Michael Kors Holdings Ltd.(a)(b)	90,090	5,671,166
NIKE, Inc., Class B	787,252	49,242,613
PVH Corp.	44,958	6,168,687
Ralph Lauren Corp.	31,377	3,253,481
Tapestry, Inc.	176,389	7,801,685
Under Armour, Inc., Class A(a)(b)	103,468	1,493,043
Under Armour, Inc., Class C(a)(b)	105,511	1,405,407
VF Corp.	199,537	14,765,738

		94,228,237

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Thrifts & Mortgage Finance — 0.0%
People’s United Financial, Inc.	220,243	$4,118,544

Tobacco — 1.3%
Altria Group, Inc.	1,144,648	81,739,314
Philip Morris International, Inc.	930,651	98,323,278

		180,062,592
Trading Companies & Distributors — 0.2%
Fastenal Co.	168,859	9,234,898
United Rentals, Inc.(a)	51,357	8,828,782
W.W. Grainger, Inc.	31,463	7,433,134

		25,496,814
Water Utilities — 0.1%
American Water Works Co., Inc.	104,989	9,605,444

Total Long-Term Investments — 99.1% (Cost — $8,299,367,149)		13,655,703,202

Security	Shares	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.53%(e)(d)(c)	70,033,981	$70,040,984
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.21%(e)(d)	164,203,034	164,203,034

Total Short-Term Securities — 1.7% (Cost — $234,240,815)		234,244,018

Total Investments — 100.8% (Cost — $8,533,607,964)		$13,889,947,220
Liabilities in Excess of Other Assets — (0.8)%		(114,872,840)

Net Assets — 100.0%		$13,775,074,380

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.
(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/2016	Shares Purchased		Shares Sold		Shares Held at 12/31/2017	Value at 12/31/2017	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	60,705	12,717		—		73,422	$37,717,616	$693,695		$—	$9,509,534
BlackRock Cash Funds: Institutional, SL Agency Shares	67,939,998	2,093,983	(b)	—		70,033,981	70,040,984	404,069	(c)	(15,327)	(4,472)
BlackRock Cash Funds: Treasury, SL Agency Shares	485,190,196	—		(320,987,162	)(d)	164,203,034	164,203,034	1,578,563		—	—
PNC Financial Services Group, Inc.	242,967	46,203		3,215		285,955	41,260,447	709,937		1,354	7,554,206

							$313,222,081	$3,386,264		$(13,973)	$17,059,268

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares value purchased.
(c)	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	Represents net shares value sold.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1,326	03/16/18	$177,419	$1,047,092

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$1,047,092	$—	$—	$—	$1,047,092

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$30,005,634	$—	$—	$—	$30,005,634

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,640,598	$—	$—	$—	$2,640,598

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$139,033,648

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments Common Stocks(a)	$13,655,703,202	$—	$—	$13,655,703,202
Short-Term Securities	234,244,018	—	—	234,244,018

	$13,889,947,220	$—	$—	$13,889,947,220

Derivative Financial Instruments(b)
Assets:
Equity contracts	$1,047,092	$—	$—	$1,047,092

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

S&P 500 Index Master Portfolio
ASSETS
Investments at value — unaffiliated (including securities loaned at value of $68,226,228) (cost — $ 8,257,892,485)	$13,576,725,139
Investments at value — affiliated (cost — $275,715,479 )	313,222,081
Cash pledged for futures contracts	5,554,800
Receivables:
Investments sold	14,500,601
Dividends — unaffiliated	13,693,451
Dividends — affiliated	149,716
Securities lending income — affiliated	23,406
Contributions from investor	10,291

Total assets	13,923,879,485

LIABILITIES
Cash collateral on securities loaned at value	70,052,519
Payables:
Withdrawals to investor	72,800,827
Investments purchased	4,786,650
Variation margin on futures contracts	644,949
Investment advisory fees	416,136
Trustees’ fees	65,014
Professional fees	39,010

Total liabilities	148,805,105

Net Assets	$13,775,074,380

NET ASSETS CONSIST OF
Investors’ capital	$8,417,688,032
Net unrealized appreciation (depreciation)	5,357,386,348

Net Assets	$13,775,074,380

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2017

S&P 500 Index Master Portfolio
INVESTMENT INCOME
Dividends — unaffiliated	$237,449,687
Dividends — affiliated	2,982,195
Securities lending income — affiliated — net	404,069
Foreign taxes withheld	(995,770)

Total investment income	239,840,181

EXPENSES
Investment advisory	4,869,070
Trustees and Officer	260,622
Professional	61,744

Total expenses	5,191,436
Less fees waived and/or reimbursed by the Manager	(467,453)

Total expenses after fees waived and/or reimbursed	4,723,983

Net investment income	235,116,198

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	24,276,067
Investments — affiliated	(13,973)
Futures contracts	30,005,634

54,267,728

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,079,221,608
Investments — affiliated	17,059,268
Futures contracts	2,640,598

2,098,921,474

Net realized and unrealized gain	2,153,189,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,388,305,400

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$235,116,198	$173,503,239
Net realized gain	54,267,728	66,081,560
Net change in unrealized appreciation (depreciation)	2,098,921,474	738,386,897

Net increase in net assets resulting from operations	2,388,305,400	977,971,696

CAPITAL TRANSACTIONS
Proceeds from contributions	7,322,029,278	4,303,951,279
Value of withdrawals	(5,727,019,300)	(2,700,021,283)

Net increase in net assets derived from capital transactions	1,595,009,978	1,603,929,996

NET ASSETS
Total increase in net assets	3,983,315,378	2,581,901,692
Beginning of year	9,791,759,002	7,209,857,310

End of year	$13,775,074,380	$9,791,759,002

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2017	2016	2015	2014	2013
Total Return
Total return	21.77%	11.92%	1.35%	13.63%	32.33%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.05%	0.05%	0.05%

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%	0.05%	0.05%

Net investment income	1.93%	2.11%	2.00%	1.98%	2.08%

Supplemental Data
Net assets, end of year (000)	$13,775,074	$9,791,759	$7,209,857	$5,748,578	$5,271,130

Portfolio turnover rate	11%	4%	2%	3%	2%

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	S&P 500 Index Master Portfolio

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received [1]	Net Amount [2]
Barclays Capital, Inc.	$51,904	$(51,904)	$—
BNP Paribas S.A.	4,814,605	(4,814,605)	—
Citigroup Global Markets, Inc.	14,572,336	(14,572,336)	—
Deutsche Bank Securities, Inc.	864,293	(864,293)	—
Goldman Sachs & Co.	15,290,172	(15,290,172)	—
HSBC Bank PLC	1,431,822	(1,428,056)	3,766
Jefferies LLC	861,630	(861,630)	—
JP Morgan Securities LLC	23,427,272	(23,427,272)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,465,462	(2,465,462)	—

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Mizuho Securities USA, Inc.	$20,657	$(20,657)	$—
State Street Bank & Trust Co.	3,937,323	(3,937,323)	—
UBS AG	207,903	(207,903)	—
Wells Fargo Securities LLC	280,849	(280,849)	—

	$68,226,228	$(68,222,462)	$3,766

[1]	Cash collateral with a value of $70,052,519 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
[2]	The market value of the loaned securities is determined as of December 31, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2018. For the year ended December 31, 2017, the amount waived and/or reimbursed was $322,367.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $145,086.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio.For the year ended December 31, 2017, there were no such fees waived by the Manager.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Master Portfolio paid BTC $147,119 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$257,739,400	$61,529,396	$(22,687,106)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $3,201,087,023 and $1,278,910,610, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$8,239,518,484

Gross unrealized appreciation	5,875,909,007
Gross unrealized depreciation	(225,480,271)

Net unrealized appreciation	$5,650,428,736

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the funds constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None

Mark Stalnecker 1951	Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None

Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

Interested Trustees (d)

Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None

John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
(c)	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or is affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
(d)	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	21

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity- Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/ Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Administrator	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	PricewaterhouseCoopers LLP
Boston, MA 02111	Philadelphia, PA 19103

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust/MIP
400 Howard Street
San Francisco, CA 94105

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

House holding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

Black Rock’s Mutual Fund Family

Black Rock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	23

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Transamerica Funds and the Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Transamerica Funds’ and the Master Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc.

25834_ARMFP1217

© 2017 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2017	2016
(a)	Audit Fees	$1,382	$1,080
(b)	Audit Related Fees(1)	$72	$18
(c)	Tax Fees(2)	$504	$259
(d)	All Other Fees(3)	$84	$23

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2017 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 2, 2018

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 2, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer